STATE FUNDS5550 Painted Mirage RoadC.E.O:Mr. Ofer AbarbanelSte 320 Las Vegas, Nevada Telephone+ 1 800 523 8382Zip Code: 89149 Website:www.tbil.co

December 26, 2018

To:

Securities and Exchange Commission

Public Filing Desk

100 F Street, N.E.

Washington, D.C. 20549

C/o;  all shareholders

Re: Change in Auditors WITHOUT any disagreements

Disclosure under Item 304 and Form N-CSR - Exhibit 13(a)(4)

In accordance with rule 17 CFR 229.304 - (Item 304) Changes in and disagreements with accountants on accounting and financial disclosure (hereinafter: “Item 304”) and Item 13(a)(4) of Form N-CSR, State Funds (hereinafter: the “Trust”) hereby provides the information called for by Item 4 of Form 8-K under the Securities Exchange Act of 1934, which requires that, if there has been a change to a registrant’s independent public accountant, the registrant must disclose the information required by Item 304(a)(1) of Regulation S  (hereinafter: “Item 304”).

1.

BrookWeiner LLC which served as the Trust’s 2017 independent public accountant (Hereinafter :”Prior Auditor”) have sent the Trust a resignation letter dated November 20, 2018, informing the Trust that as of November 21, 2018, the Prior Auditor will cease to be the Trust’s independent public accountant.  The letter from the Prior Auditor is attached hereto as Annex A.

2.

From the date of our initial public offering at April, 2017 through November 21, 2018 (date of Prior Auditor’s resignation which is less than 2 fiscal years):

a.

The Prior Auditor’s reports on the Trust’s financial statements ended December 31, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

b.

There were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

c.

There have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

3.

At an in-person meeting held on December 20, 2018, the Trust’s Board of Trustees appointed Berkower LLC as the Trust’s independent public accounting firm, effective as of December 20, 2018.

4.

During the previous two most recent fiscal years, Berkower LLC was not contacted by the Trust regarding the application of accounting principles to any particular financial matter or any matter that was the subject of a disagreement with the Prior Auditor, attached Annex B evidencing our statement.

5.

The letter from the Prior Auditor required by Item 304(a)(3) of Regulation S-K under the Securities Exchange Act of 1934 is hereby attached hereto in Annex C and is separately filed as an exhibit to the Trust’s Form N-CSR filing for the fiscal year ended December 31, 2018.

If you have any questions concerning this filing, please contact Ofer Abarbanel, CEO at Ofer@mail-tbil.co and/or (818) 941-4618 and/or toll free number: + 1 (800) 523 8382

Very truly yours,

/s/ Ofer Abarbanel, CEO

STATE FUNDS5550 Painted Mirage RoadC.E.O:Mr. Ofer AbarbanelSte 320 Las Vegas, Nevada Telephone+ 1 800 523 8382Zip Code: 89149 Website:www.tbil.co

ANNEX A

BROOKWEINER L.L.C.℠
Certified Public Accountants • Business Consultants

125 South Wacker Drive • 10th Floor • Chicago, Illinois 60606-4433
E-mail: bwmail@brookweiner.com • Web: www.brookweiner.com
312/629-0900 • Fax 312/629-0901

November 20, 2018

Mr. Linus Nwaigwe · Audit committee chairman
State Funds
c/o Mr. Ofer Abarbanel
5550 Painted Mirage Road, Suite 320
Las Vegas, Nevada 89149

Effective November 21, 2018, we will cease our services as your accountants. We have reached this decision reluctantly and after substantial deliberation.

We will cooperate with your new accountants. To facilitate that process, please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company's affairs.

We look forward to helping you make a smooth transition with your new accountants.

Very truly yours,

Brook Weiner, L.L.C.

BrookWeiner, L.L.C

Member of TIAG, The International Accounting Group TIAG

STATE FUNDS5550 Painted Mirage RoadC.E.O:Mr. Ofer AbarbanelSte 320 Las Vegas, Nevada Telephone+ 1 800 523 8382Zip Code: 89149 Website:www.tbil.co

ANNEX B

BERKOWER LLC

Certified Public Accountants and Advisors

December 31, 2018

Re: Request for review of disclosure

Dear Staff:

On December 20, 2018, we were approved by the Board of Directors (the "Board") of State Funds to serve as the auditor of State Funds-Enhanced Ultra Short Duration Mutual Fund (the "Fund"). The Board has asked us to review the disclosure required by Item 304(a) regarding changes in and disagreements with accountants. We have been given the opportunity to review the attached disclosure referenced in the Fund's letter dated December 26, 2018 titled :"*Change in Auditors WITHOUT any disagreements disclosure made under Item 304 and Form N-CSR - Exhibit 13(a)(4)*". We do not disagree with the statements made by the Fund, in response to Item 304(a), as regards to Berkower LLC.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly yours,

Berkower LLC

Berkower LLC

517 Route One, Iselin, NJ 08830 • P (732) 781-2712 •F (732) 781-2732

A PCAOB REGISTERED FIRM
New Jersey • California • Cayman Islands

IAPA INTERNATIONAL

STATE FUNDS5550 Painted Mirage RoadC.E.O:Mr. Ofer AbarbanelSte 320 Las Vegas, Nevada Telephone+ 1 800 523 8382Zip Code: 89149 Website:www.tbil.co

ANNEX C

BROOKWEINER L.L.C.™
Certified Public Accountants • Business Consultants

125 South Wacker Drive • 10th Floor • Chicago, Illinois 60606-4433
E-mail: bwmail@brookweiner.com • Web: www.brookweiner.com
312/629-0900 • Fax 312/629-0901

Office of the Chief Accountant
Securities and Exchange Commission
460 Fifth Street N. W.
Washington, DC 20549

Re: Enhanced Ultra Short Duration Mutual Fund

Commission File Number: 811-23173

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by Enhanced Ultra Short Duration Mutual Fund in Item 4.01 of its Form 8-K dated December 26, 2018, captioned "Change in Auditors WITHOUT any disagreements Disclosure under Item 304 and Form N-CSR - Exhibit 13(a)(4)."

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

Brook Weiner, L.L.C.

BrookWeiner, L.L.C.

Member of TIAG, The International Accounting Group TIAG